CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Counsel and Independent Auditors" and to the use of our report on The Gabelli U.S. Treasury Money Market Fund dated November 1, 1999, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-48220)of The Gabelli Money Market Funds.


                                                               ERNST & YOUNG LLP

                                                              New York, New York
                                                                February 1, 2000